SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             FORM 8-K


             Current Report Pursuant to Section 13 or
           15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 3, 1997


                       GAMETEK, INC.
(Exact name of Registrant as specified in its Charter)


    DELAWARE                 0-23168                65-0007710
(State or other      (Commission File Number)    (I.R.S. Employer
jurisdiction of                                   I.D. Number)
incorporation)


                      4411 Chapel Hill Boulevard
                         Durham, North Carolina               27717
               (Address of principal executive offices)    (zip code)


Registrant's telephone number, including area code:  (919) 403-6199


Item 3.  Bankruptcy or Receivership.


          On December 3, 1997, Registrant filed a voluntary petition in the U.S. Bankruptcy Court for the Middle District of North Carolina, seeking reorganization under Chapter 11 of the Bankruptcy Code.

          The petition seeks to have Registrant's current officers and directors retain possession of Registrant's assets. As yet, no trustee has been appointed by the court.

Item 6.  Resignations of Registrant's Directors.


          On December 3, 1997, J. William Blue, Jr. resigned as a director of Registrant, immediately following the board's approval of the reorganization petition described above. Such resignation was not as the result of any disagreement of any kind between Mr. Blue and Registrant or the other directors.


          Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.


          Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial statements of business acquired.

               Not applicable.


          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits:  None.



                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GAMETEK, INC.
                              (Registrant)



                       By:      /s/
                             J. Thomas Reuterdahl
                            Chief Operating Officer
                                (Signature)

Dated: December 4, 1997